UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                             SECURITIES ACT OF 1934


      Date of Report (Date of earliest event reported) November 8, 2010
      -------------------------------------------------------------------

                          AMCON DISTRIBUTING COMPANY
                          --------------------------
           (Exact name of registrant as specified in its charter)


   DELAWARE                         1-15589                    47-0702918
----------------------------------------------------------------------------
(State or other                   (Commission              (IRS Employer
jurisdiction of                   File Number)            Identification No.)
incorporation)


                       7405 Irvington Road, Omaha, NE 68122
                       ------------------------------------
                (Address of principal executive offices) (Zip Code)


                                (402) 331-3727
                                --------------
             (Registrant's telephone number, including area code)


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     Written communications pursuant to Rule 425 under the Securities Act (17 ---- CFR 230.425)

     Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17 ---- CFR 240.14a-12)

     Pre-commencement communications pursuant to Rule 14d-2(b) under the ---- Exchange Act (17 CFR 240.14d-2(b))

     Pre-commencement communications pursuant to Rule 13e-4(c) under the ---- Exchange Act (17 CFO 240.13e-4(c))





ITEM 2.02      RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On November 8, 2010, AMCON Distributing Company ("AMCON or "Company") issued a press release announcing its financial results for the fiscal year ended September 30, 2010. A copy of the press release is attached to this report as an exhibit and is incorporated herein by reference.

The information in this report (including the exhibit) shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information set forth in this report (including the exhibit) shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

         EXHIBIT NO.       DESCRIPTION

         99.1 Press release, dated November 8, 2010, issued by AMCON Distributing Company announcing financial results for the fiscal year ended September 30, 2010.



                                   SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                AMCON DISTRIBUTING COMPANY
                                     (Registrant)


Date: November 8, 2010             By:   Andrew C. Plummer
                                         -------------------------
                                 Name:   Andrew C. Plummer
                                Title:   Vice President &
                                         Chief Financial Officer



















                             Exhibit 99.1

AMCON DISTRIBUTING COMPANY REPORTS FULLY DILUTED EARNINGS OF $11.99 PER SHARE FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 2010.

                            NEWS RELEASE

Omaha, NE, November 8, 2010 - AMCON Distributing Company ("AMCON")(AMEX:DIT), a consumer products company is pleased to announce fully diluted earnings per share of $11.99 on net income available to common stockholders of $8.7 million for the fiscal year ended September 30, 2010.

"We are proud to have surpassed the $1 billion mark in sales for the first time in the history of the Company. This achievement is a testament to the high degree of collaboration between our management team, our loyal customer base, and the major branded consumer products companies whose products we distribute. Our organization is committed to enhancing our customers' profitability. We believe this customer centric philosophy ultimately drives our bottom line," said Christopher H. Atayan, AMCON's Chairman and Chief Executive Officer. "Our acquisition in Northwest Arkansas is fully integrated into our operations and has been both a financial and operating success. Further, our new retail health food store in Tulsa has performed according to expectations," noted Mr. Atayan.

Each of AMCON's business segments reported excellent years. The wholesale distribution segment reported revenues of $973.8 million and operating income before depreciation and amortization of $18.6 million for all of fiscal 2010 and revenues and operating income before depreciation and amortization of $260.0 million and $5.2 million, respectively, for the fourth fiscal quarter of fiscal 2010. The retail health food segment reported revenues of $36.8 million and operating income before depreciation and amortization of $4.1 million for fiscal 2010 and revenue of $9.1 million and operating income before depreciation and amortization of $0.9 million for the fourth fiscal quarter of 2010.

"We will continue to focus on expanding our foodservice offerings in the coming year. Foodservice products offer attractive gross profits for our customers. In these difficult economic times our emphasis on premium service continues to differentiate us from the competition," said Kathleen Evans, President of AMCON's wholesale distribution segment.

"We continue to maintain a disciplined approach to new store openings," said Eric Hinkefent President of AMCON's retail health food segment. "We are looking for the right locations with proper demographics that will optimize our business model. Our stores stand for quality, service and a wide variety of products at attractive prices. We continue to upgrade and enhance our existing locations to deliver a first class retail experience," added Mr. Hinkefent.












"From a financial perspective we continue to focus on maintaining balance sheet liquidity. We believe this strategy enables AMCON to take advantage of opportunities in the market place that will improve our customers' profitability. Ultimately, this translates into profits for our shareholders. We ended the fiscal year with total stockholders equity of $32.8 million and we further reduced consolidated debt to $24.9 million," said Andrew Plummer, AMCON's Chief Financial Officer. "We are carefully evaluating various capital projects in information technology and foodservice equipment that will enhance our ability to compete in the market place," added Mr. Plummer.

AMCON is a leading wholesale distributor of consumer products, including beverages, candy, tobacco, groceries, foodservice, frozen and chilled foods, and health and beauty care products with locations in Arkansas, Illinois, Missouri, Nebraska, North Dakota and South Dakota. AMCON also operates fourteen (14) health and natural product retail stores in the Midwest and Florida. The retail stores operate under the names Akin's Natural Foods Market www.akins.com and Chamberlin's Market & Cafe www.chamberlins.com.

This news release contains forward-looking statements that are subject to risks and uncertainties and which reflect management's current beliefs and estimates of future economic circumstances, industry conditions, Company performance and financial results. A number of factors could affect the future results of the Company and could cause those results to differ materially from those expressed in the Company's forward-looking statements including, without limitation, availability of sufficient cash resources to conduct its business and meet its capital expenditures needs. Moreover, past financial performance should not be considered a reliable indicator of future performance. Accordingly, the Company claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 with respect to all such forward-looking statements.

Visit AMCON Distributing Company's web site at: www.amcon.com


For Further Information Contact:
Christopher H. Atayan
AMCON Distributing Company
Ph 402-331-3727






















AMCON Distributing Company and Subsidiaries
CONSOLIDATED BALANCE SHEETS
----------------------------------------------------------------------------------------------------
September 30,                                                             2010              2009
----------------------------------------------------------------------------------------------------

                                       ASSETS
Current assets:
  Cash                                                               $    356,735       $    309,914
  Accounts receivable, less allowance for doubtful accounts of
   $1.6 million and $0.9 million in 2010 and 2009, respectively        27,903,689         28,393,198
  Inventories, net                                                     35,005,957         34,486,027
  Deferred income taxes                                                 1,905,974          1,701,568
  Prepaid and other current assets                                      3,013,485          1,728,576
                                                                     ------------       ------------
     Total current assets                                              68,185,840         66,619,283

Property and equipment, net                                            11,855,669         11,256,627
Goodwill                                                                6,149,168          5,848,808
Other intangible assets, net                                            4,807,644          3,373,269
Other assets                                                            1,069,050          1,026,395
                                                                     ------------       ------------
                                                                     $ 92,067,371       $ 88,124,382
                                                                     ============       ============

                      LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
  Accounts payable                                                   $ 16,656,257       $ 15,222,689
  Accrued expenses                                                      6,007,900          6,768,924
  Accrued wages, salaries and bonuses                                   3,161,817          3,257,832
  Income taxes payable                                                  2,366,667          3,984,258
  Current maturities of credit facility                                         -            177,867
  Current maturities of long-term debt                                    893,291          1,470,445
                                                                     ------------       ------------
     Total current liabilities                                         29,085,932         30,882,015

Credit facility, less current maturities                               18,816,709         22,655,861
Deferred income taxes                                                   1,075,861          1,256,713
Long-term debt, less current maturities                                 5,226,586          5,066,185
Other long-term liabilities                                               587,479                  -

Series A cumulative, convertible preferred stock, $.01 par value
   100,000 authorized and issued, liquidation preference
   $25.00 per share                                                     2,500,000          2,500,000

Series B cumulative, convertible preferred stock, $.01 par value
   80,000 authorized and issued, liquidation preference
   $25.00 per share                                                     2,000,000          2,000,000

Commitments and contingencies

Shareholders' equity:
  Preferred stock, $0.01 par, 1,000,000 shares authorized,
    180,000 shares outstanding and issued in Series A and B
    at September 2010 and 2009                                                  -                  -
  Common stock, $.01 par value, 3,000,000 shares authorized,
    577,432 shares outstanding at September 2010 and 573,232
    shares outstanding at September 2009                                    5,774              5,732
  Additional paid-in capital                                            8,376,640          7,617,494
  Retained earnings                                                    24,392,390         16,140,382
                                                                     ------------       ------------
     Total shareholders' equity                                        32,774,804         23,763,608
                                                                     ------------       ------------
                                                                     $ 92,067,371       $ 88,124,382
                                                                     ============       ============












AMCON Distributing Company and Subsidiaries
CONSOLIDATED STATEMENTS OF OPERATIONS
---------------------------------------------------------------------------------------------------------
Fiscal Years Ended September                                                   2010               2009
---------------------------------------------------------------------------------------------------------


Sales (including excise taxes of $335.8 million
 and $263.7 million, respectively)                                        $1,010,538,035    $ 907,953,044

Cost of sales                                                                938,830,204      839,813,225
                                                                          --------------    -------------
Gross profit                                                                  71,707,831       68,139,819
                                                                          --------------    -------------

Selling, general and administrative expenses                                  54,445,189       51,539,775
Depreciation and amortization                                                  1,736,817        1,216,089
                                                                          --------------    -------------
                                                                              56,182,006       52,755,864
                                                                          --------------    -------------
Operating income                                                              15,525,825       15,383,955
                                                                          --------------    -------------
Other expense (income):
   Interest expense                                                            1,504,899        1,627,373
   Other (income), net                                                           (85,886)        (104,259)
                                                                          --------------    -------------
                                                                               1,419,013        1,523,114
                                                                          --------------    -------------
Income from continuing operations
  before income tax expense                                                   14,106,812       13,860,841

Income tax expense                                                             5,141,000        5,367,000
                                                                          --------------    -------------
Income from continuing operations                                              8,965,812        8,493,841
                                                                          --------------    -------------
Discontinued operations
 Gain on asset disposal and debt settlement, net of
   income tax expense of $2.7 million                                                  -        4,666,264
 Loss from discontinued operations, net of income
   tax benefit of $0.1 million                                                         -         (186,370)
                                                                          --------------    -------------
Income on discontinued operations                                                      -        4,479,894

Net income                                                                     8,965,812       12,973,735

Preferred stock dividend requirements                                           (297,025)        (568,653)
                                                                          --------------    -------------
Net income available to common shareholders                               $    8,668,787    $  12,405,082
                                                                          ==============    =============
   Basic earnings per share available to common shareholders:
      Continuing operations                                               $        15.36    $       14.45
      Discontinued operations                                                          -             8.16
                                                                          --------------    -------------
   Net basic earnings per share available to common shareholders          $        15.36    $       22.61
                                                                          ==============    =============

   Diluted earnings per share available to common shareholders:
      Continuing operations                                               $        11.99    $       10.87
      Discontinued operations                                                          -             5.74
                                                                          --------------    -------------
   Net diluted earnings per share available to common shareholders        $        11.99    $       16.61
                                                                          ==============    =============
Weighted average shares outstanding:
  Basic                                                                          564,355          548,616
  Diluted                                                                        747,862          781,265













AMCON Distributing Company and Subsidiaries
CONSOLIDATED STATEMENTS OF CASH FLOWS
---------------------------------------------------------------------------------------------------
Fiscal Years Ended September                                                2010           2009
---------------------------------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income                                                           $  8,965,812    $ 12,973,735
  Deduct: income from discontinued operations, net of tax                         -       4,479,894
                                                                       ------------    ------------
  Income from continuing operations                                       8,965,812       8,493,841

  Adjustments to reconcile income from
   continuing operations to net cash flows
    from operating activities:
     Depreciation                                                         1,459,156       1,216,089
     Amortization                                                           277,661               -
     (Gain) loss on sale of property and equipment                          (32,996)         24,915
     Stock based compensation                                               486,294         531,600
     Net excess tax benefit on
      equity-based awards                                                  (141,141)         (2,245)
     Deferred income taxes                                                 (385,258)      1,049,925
     Provision for losses on doubtful accounts                              686,426         124,574
     Provision for (recoveries) losses on
      inventory obsolescence                                                (74,083)        299,155
     Other                                                                   75,083               -

  Changes in assets and liabilities:
     Accounts receivable                                                   (196,917)     (1,319,358)
     Inventories                                                          1,535,651       2,545,787
     Prepaid and other current assets                                    (1,289,549)      1,791,074
     Other assets                                                           (42,655)         96,857
     Accounts payable                                                     1,395,362         (80,446)
     Accrued expenses and accrued wages, salaries and bonuses              (857,039)      2,113,154
     Income tax payable                                                  (1,476,450)      3,673,482
                                                                       ------------    ------------
Net cash flows from operating activities - continuing operations         10,385,357      20,558,404
Net cash flows from operating activities - discontinued operations                -      (2,673,712)
                                                                       ------------    ------------
Net cash flows from operating activities                                 10,385,357      17,884,692

CASH FLOWS FROM INVESTING ACTIVITIES:
     Purchase of property and equipment                                  (1,920,655)     (1,673,432)
     Proceeds from sales of property and equipment                           71,606         107,255
     Acquisition                                                         (3,099,836)              -
                                                                       ------------    ------------
Net cash flows from investing activities                                 (4,948,885)     (1,566,177)

CASH FLOWS FROM FINANCING ACTIVITIES:
     Net payments on bank credit agreements                              (4,017,019)    (12,367,277)
     Principal payments on long-term debt                                  (931,722)       (788,712)
     Proceeds from exercise of stock options                                131,753          87,729
     Net excess tax benefit on
      equity-based awards                                                   141,141           2,245
     Redemption of Series C convertible preferred stock                           -      (2,000,000)
     Dividends paid on convertible preferred stock                         (297,025)       (347,025)
     Dividends on common stock                                             (416,779)       (228,242)
                                                                       ------------    ------------
Net cash flows from financing activities - continuing operations         (5,389,651)    (15,641,282)
Net cash flows from financing activities - discontinued operations                -        (825,000)
                                                                       ------------    ------------
Net cash flows from financing activities                                 (5,389,651)    (16,466,282)
                                                                       ------------    ------------
Net change in cash                                                           46,821        (147,767)

Cash, beginning of year                                                     309,914         457,681
                                                                       ------------    ------------
Cash, end of year                                                      $    356,735    $    309,914
                                                                       ============    ============










Supplemental disclosure of cash flow information:
 Cash paid during the year for interest                                 $ 1,506,661     $ 1,719,895
 Cash paid during the year for income taxes                               7,002,708       3,249,594

Supplemental disclosure of non-cash information:
 Acquisition of equipment through capital leases                        $    14,969     $    12,333
 Equipment acquisitions classified as accounts payable                       38,206          11,580
 Constructive dividends on Series A, B, and C
   Convertible Preferred Stock                                                    -         221,628

 Business acquisition:
  Inventory                                                             $ 1,981,498     $         -
  Property and equipment                                                    122,978               -
  Customer relationships intangible asset                                 1,620,000               -
  Goodwill                                                                  300,360               -
  Note payable                                                              500,000               -
  Contingent consideration                                                  425,000               -

 TSI disposition - discontinued operations:
  Property and equipment, net                                           $         -     $(2,032,047)
  Accrued expenses                                                                -        (925,452)
  Long-term debt                                                                  -      (6,945,548)
  Deferred gain on CPH settlement                                                 -      (1,542,312)


